EXHIBIT 13.1
PRINCIPAL EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
I, Jan G. van de Winkel, President and Chief Executive Officer of Genmab A/S, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)The Annual Report on Form 20-F of Genmab A/S for the period ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Genmab A/S.

Date: February 17, 2026

/s/ Jan G. van de Winkel
AMERICAS/2017215013.2